Fair Value, Option [Text Block]	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Fair Value Disclosures Text Block

Note 8 – Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.  Fair value measurements are broken down into three levels based on the reliability of inputs as follows:

Level 1 inputs are quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.  An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  The valuation under this approach does not entail a significant degree of judgment.

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.  Level 2 inputs include: quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability, (e.g., interest rates and yield curves observable at commonly quoted intervals or current market) and contractual prices for the underlying financial instrument, as well as other relevant economic measures.

Level 3 inputs are unobservable inputs for the asset or liability.  Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.

The fair value of the Company’s financial instruments, such as cash and cash equivalents, accounts receivable, and accounts payable approximate carrying value due to the short-term maturities of these assets and liabilities.  Carrying cost approximates fair value for the Company’s long term debt which has variable interest rates.

The derivative instruments that the Company purchases, specifically commodity futures and forwards contracts on precious metal, are valued at fair value.  The futures contracts are Level 1 measurements since they are traded on a commodity exchange.  The forward contracts are entered into with a counterparty, and are considered Level 2 measurements. The embedded derivative features of the Company’s Subordinated Notes and related warrants (See Note 14 - “Debt”) are valued at fair value on a recurring basis and are considered Level 3 measurements.

The following table summarizes the Company’s assets and liabilities that are measured at fair value on a recurring basis, the amounts on the consolidated balance sheet as of June 30, 2011, and the activity in those assets and liabilities that are valued using Level 3 measurements.

Asset (Liability) as of June 30, 2011
(Dollars in thousands)	Total	Level 1	Level 2	Level 3
Commodity contracts on precious metal	$ 145	-	$ 145	-
Derivative features of Subordinated Notes	$ (2,260)	-	-	$ (2,260)

Activity	Six Months Ended June 30, 2011
Dollars in thousands)
Balance at December 31, 2010	$ (5,096)
Total net gains (losses) included in:
Net income	2,273
Other comprehensive income	-
Purchases	-
Issuances	-
Sales	-
Settlements	563
Net transfers into/ (out of) Level 3	-
Balance at June 30, 2011	$ (2,260)

The income of $2.3 million for the six months ended June 30, 2011 noted above is an unrealized gain that is attributable to the Company’s Subordinated Notes which are a liability on the balance sheets as of December  31, 2010 and June 30, 2011.

The valuation of the derivative features of the Subordinated Notes utilizes a customized binomial model which values the embedded derivatives in such notes and the warrants in a unified way, using a cash flow approach. Interest rates and the market price of HNH’s stock are significant inputs that influence the valuation of the derivative liability.

  The Company's non-financial assets measured at fair value on a non-recurring basis include goodwill and intangible assets, any assets and liabilities acquired in a business combination, or its long-lived assets written down to fair value. To measure fair value for such assets, the Company uses techniques including an income approach, a market approach, and/or appraisals (Level 3 inputs). The income approach is based on a discounted cash flow analysis (“DCF”) and calculates the fair value by estimating the after-tax cash flows attributable to a reporting unit and then discounting the after-tax cash flows to a present value using a risk-adjusted discount rate. Assumptions used in the DCF require the exercise of significant judgment, including judgment about appropriate discount rates and terminal values, growth rates, and the amount and timing of expected future cash flows. The discount rates, which are intended to reflect the risks inherent in future cash flow projections, used in the DCF are based on estimates of the weighted-average cost of capital (“WACC”) of a market participant.  Such estimates are derived from analysis of peer companies and consider the industry weighted average return on debt and equity from a market participant perspective.  A market approach values a business by considering the prices at which shares of capital stock of reasonably comparable companies are trading in the public market, or the transaction price at which similar companies have been acquired.  If comparable companies are not available, the market approach is not used.

Goodwill is reviewed annually for impairment in accordance with generally accepted accounting principles. The Company uses judgment in assessing whether assets may have become impaired between annual impairment tests.  Circumstances that could trigger an interim impairment test include but are not limited to: the occurrence of a significant change in circumstances, such as continuing adverse business conditions or legal factors; an adverse action or assessment by a regulator; unanticipated competition; loss of key personnel; the likelihood that a reporting unit or significant portion of a reporting unit will be sold or otherwise disposed; or results of testing for recoverability of a significant asset group within a reporting unit.  The testing of goodwill for impairment is performed at a level referred to as a reporting unit. Goodwill is allocated to each reporting unit based on actual goodwill valued in connection with each business combination consummated within each reporting unit.

The changes in the net carrying amount of goodwill by reportable segment for the six month periods ended June 30, 2011 and 2010 were as follows:

(in thousands)
Segment	Balance at January 1, 2011	Acquisitions/Other			Balance at June 30, 2011		Accumulated Impairment Losses

Precious Metal	$ 1,492	$ 32			$ 1,524		$ -
Tubing	1,895	-			1,895		-
Engineered Materials	51,232	1,623			52,855		-
Arlon	9,298	-			9,298		(1,140)
	$ 63,917	$ 1,655	$ -	$ -	$ 65,572	$ -	$ (1,140)

Segment	Balance at January 1, 2010	Acquisitions/Other			Balance at June 30, 2010		Accumulated Impairment Losses

Precious Metal	$ 1,521	$ (46)			$ 1,475		$ -
Tubing	1,895	-			1,895		-
Engineered Materials	51,232	-			51,232		-
Arlon	9,298	-			9,298		(1,140)
	$ 63,946	$ (46)	$ -	$ -	$ 63,900	$ -	$ (1,140)